Eos Energy Secures Strategic 228 MWh Order from Frontier Power Under Existing 5 GWh Framework Agreement & Achieves Final Cerberus Milestone Order strengthens growing partnership to deploy long-duration energy storage across multiple markets PITTSBURGH, P.A., October 31, 2025 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), an American energy company and the leading innovator in designing, sourcing, manufacturing, and providing zinc-based battery energy storage systems (BESS) and Frontier Power Ltd. (“Frontier”), a leading UK-based energy developer, today announced a strategic 228 megawatt-hour (MWh) order to deploy Eos Z3™ energy storage systems across Frontier’s expanding portfolio of storage and grid- reliability projects. The 228 MWh order – the first to be converted under the companies’ 5 GWh framework agreement announced in April 2025 – marks a significant milestone in a growing partnership focused on scaling alternative, long-duration energy storage to strengthen grid reliability across multiple markets. “This order reflects continued confidence in Eos’ zinc technology and the strength of our partnership with Frontier,” said Nathan Kroeker, Eos Chief Commercial Officer. “Together, we’re demonstrating that long- duration storage is ready to scale and play a critical role in delivering reliable dispatchable power.” Frontier will deploy Eos’ Z3™ energy storage systems, featuring the Company’s proprietary battery management system, software, controls and analytics platform – DawnOSTM – to validate performance and reliability in diverse grid environments. This provides a unique opportunity to showcase Eos’ technology ahead of Frontier’s upcoming projects under Ofgem’s Cap-and-Floor program. Frontier recently advanced 11 gigawatt-hours (GWh) of long-duration storage projects to the second round of the program, all incorporating Eos’ technology and more than double the original commitment. This milestone highlights the growing market demand for 8-hour-plus storage and reinforces confidence in the companies’ joint ability to deliver commercially viable, large-scale solutions. “Our partnership with Eos goes beyond a single project – it’s about building a platform for long-duration storage at scale,” said Humza Malik, Frontier Chief Executive Officer. “Together, we’re demonstrating how innovative, safe, and sustainable zinc technology can support renewable growth and deliver dependable, flexible power for the grid of the future.” Eos’ Z3™ technology builds on the company’s proven zinc-based chemistry, offering enhanced energy density, extended duration, and a safe, non-flammable solution ideal for long-life, grid-scale applications. As the partnership grows, Eos and Frontier are positioned to accelerate deployment of long-duration energy storage across key international markets, supporting renewable integration, grid stability, and global energy security. The announcement coincides with the Company also achieving its final cash receipt milestone previously agreed upon between Eos and an affiliate of Cerberus Capital Management LP (Cerberus) as part of

2 Cerberus’s strategic investment in the Company. No additional preferred stock or warrants will be issued to Cerberus at this time. About Eos Energy Enterprises Eos is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. The Company’s BESS features the innovative Znyth™ technology, a proven chemistry with readily available non-precious earth components, that is the pre-eminent safe, non- flammable, secure, stable, and scalable alternative to conventional lithium-ion technology. The Company’s BESS is ideal for utility-scale, microgrid, commercial, and industrial long-duration energy storage applications (i.e., 4 to 16+ hours) and provides customers with significant operational flexibility to cost effectively address current and future increased grid demand and complexity. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and the information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on

3 NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.